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                                                                 EXHIBIT (17)(D)

                                POWER OF ATTORNEY

        We, the undersigned officers and Trustees of Asian Small Companies Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands, in Hamilton, Bermuda, on the dates set opposite our respective signatures.

       Signature                       Title                        Date
       ---------                       -----                        ----

/s/ Robert Lloyd George       President, Principal             February 14, 1997
--------------------------      Executive Officer and
Robert Lloyd George             Trustee
(executed in Hong Kong)

/s/ James L. O'Connor         Treasurer and Principal          February 14, 1997
--------------------------      Financial and Accounting
James L. O'Connor               Officer

/s/ Edward K. Y Chen          Trustee                          February 14, 1997
--------------------------
Edward K. Y. Chen

/s/ James B. Hawkes           Trustee                          February 14, 1997
--------------------------
James B. Hawkes

/s/ Donald R. Dwight          Trustee                          February 14, 1997
--------------------------
Donald R. Dwight

/s/ Samuel L. Hayes, III      Trustee                          February 14, 1997
--------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer          Trustee                          February 14, 1997
--------------------------
Norton H. Reamer

/s/ John L. Thorndike         Trustee                          February 14, 1997
--------------------------
John L. Thorndike

/s/ Jack L. Treynor           Trustee                          February 14, 1997
--------------------------
Jack L. Treynor